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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) AUGUST 12, 1999
                                                         ---------------


                              THE HERTZ CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware                       1-7541                13-1938568
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
         incorporation)                 File Number)         Identification No.)


225 Brae Boulevard, Park Ridge, New Jersey                07656-0713
------------------------------------------                ----------
 (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code (201) 307-2000
                                                          --------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)













                               Page 1 of 15 pages.
                        The Exhibit Index is on page 3 .


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ITEM 5.  OTHER EVENTS.

The exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-80545) filed by The Hertz Corporation ("Hertz"), with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture dated as of December 1, 1994, between Hertz and First Union National Bank (formerly First Fidelity Bank, National Association), as Trustee (the "Indenture"). On August 12, 1999, Hertz offered for sale $500,000,000 principal amount of 7.625% Senior Notes due August 15, 2007, to be issued under the Indenture. The exhibits filed herewith include the form of such Senior Notes.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c)    EXHIBITS.


                (4)   (i)  Form of 7.625% Senior Notes due August 15, 2007,
                           in the principal amount of $200,000,000, to be issued by Hertz under the Indenture.

                     (ii) Form of 7.625% Senior Notes due August 15, 2007, in the principal amount of $200,000,000, to be issued by Hertz under the Indenture.

                     (iii) Form of 7.625% Senior Notes due August 15, 2007, in
                           the principal amount of $100,000,000, to be issued by Hertz under the Indenture.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE HERTZ CORPORATION
                                                (Registrant)



                                      By: /s/Richard J. Foti
                                          -------------------------------------
                                             Richard J. Foti
                                             Staff Vice President and Controller
                                             (Principal Accounting Officer)

Dated:  August 24, 1999


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                                  EXHIBIT INDEX




Exhibit No.                   Description                                   Page
-----------                   -----------                                   ----

   4     (i)      Form of 7.625% Senior Notes due August 15,                 4-7
                  2007, in the principal amount of
                  $200,000,000, to be issued by Hertz under the Indenture.

         (ii)     Form of 7.625% Senior Notes due August 15,                8-11
                  2007, in the principal amount of
                  $200,000,000, to be issued by Hertz under the Indenture.

         (iii)    Form of 7.625% Senior Notes due August 15,               12-15
                  2007, in the principal amount of
                  $100,000,000, to be issued by Hertz under the Indenture.



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